AMENDED AND RESTATED SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of the 9th day of September, 2008 (the “Effective Date”).

BETWEEN:

PANTERA PETROLEUM INC., a Nevada corporation, of 111 Congress Avenue, Suite 400, Austin, Texas, USA 78701

(“Pubco”)

AND:

ARTEMIS ENERGY PLC (formerly Pantera Oil and Gas PLC), a company registered in England, of 15 Poland Street, London, England, W1F 8QE

(“Artemis”)

AND:

AURORA PETROLEOS SA, a company registered in Paraguay, of 1430 Charles de Gaulle, Villa Mora 1885 Asuncion, Paraguay

(“Aurora”)

AND:

BOREAL PETROLEOS SA, a company registered in Paraguay, of 390 R1 4 Curupayty, Mariscal Estigaribia 1864 Asuncion, Paraguay

(“Boreal”)

WHEREAS:

A.            On November 21, 2007, as amended March 17, 2008 and July 30, 2008, Pubco, Artemis, Aurora and Boreal entered into a Share Purchase Agreement (the “Purchase Agreement”), whereby Pubco agreed to issue 4,000,000 common shares of Pubco to Artemis and to pay $25,000 to each of Aurora and Boreal, for an aggregate payment of $50,000, as consideration for the right to purchase up to 85% of the outstanding shares of each of Aurora and Boreal;

B.            The Purchase Agreement provides for, among other things, the payment by Pubco to each of Aurora and Boreal of certain amounts on or before specified dates in order for Pubco to acquire shares of each Aurora and Boreal; and

C.            Pubco, Artemis, Aurora and Boreal have agreed to amend and restate the terms of the Purchase Agreement on the terms and conditions of this Agreement.

THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.            DEFINITIONS AND INTERPRETATION

1.1          Restatement

This Agreement hereby amends and restates the Purchase Agreement such that the Purchase Agreement is replaced in its entirety by this Agreement.

1.2          Definitions

The following terms have the following meanings, unless context indicates otherwise:

(a)

“Agreement” means this agreement and any amendment or variation hereto made in accordance with the provisions hereof, including all schedules, appendices and any instruments or agreement supplementary or ancillary hereto;

(b)	“Business Day” means a day, other than a Saturday or Sunday, on which banking institutions are open for business in New York, New York, United States of America;

(c)	“Escrow Agent” means Clark Wilson LLP;

(d)	“Escrow Agreement” means the Escrow Agreement dated November 21, 2007 among Pubco, Artemis and Clark Wilson LLP, as Escrow Agent;

(e)

“Pubco Warrants” means common share purchase warrants to purchase an aggregate of 2,600,000 common shares of Pubco at an exercise price of $0.27 per share, for a period of 5 years, and in accordance with Section 6.1B of this Agreement, in the form of Schedule 7 attached hereto;

(f)	“Regulation S” means Regulation S under the Securities Act;

(g)	“SEC” means the Securities and Exchange Commission;

(h)	“Securities Act” means the United States Securities Act of 1933, as amended; and

(i)	“U.S. Person” has the meaning set forth in Regulation S.

1.3         Interpretation

In this Agreement, unless otherwise expressly stated or the context otherwise requires:

(a)

the division of this Agreement into articles and sections and the further division thereof and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an article, section, or schedule refers to the specified article or section of or schedule to this Agreement;

(b)

the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and not to any particular section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto and, unless otherwise indicated, a reference herein to a section is to the appropriate section of this Agreement;

(c)

words importing the singular number include the plural and vice versa, words importing the use of any gender include all genders, and words importing persons include firms and corporations and vice versa;

(d)	the word “including” means “including, without limiting the generality of the foregoing”; and

(e)	a reference to a statute is to that statute as now enacted or as the statute may from time to time be amended, re-enacted or replaced and includes any regulation, rule or policy made thereunder.

1.4          Schedules

The following schedules are attached to and form part of the Agreement:

Schedule 1	–	Certificate of Non U.S. Shareholder
Schedule 2	–	Wiring Instructions for Aurora and Boreal
Schedule 3	–	Aurora Leases, Subleases, Claims, Capital Expenditures,
Taxes of other Property Interests
Schedule 4	–	Boreal Leases, Subleases, Claims, Capital Expenditures,
Taxes of other Property Interests
Schedule 5	–	Aurora Material Contracts
Schedule 6	–	Boreal Material Contracts
Schedule 7	–	Form of Pubco Warrant

1.5          Currency

Unless otherwise indicated, references to “$” or dollars in this Agreement are to United States dollars.

2.            PAYMENTS BY PUBCO

2.1          Payments by Pubco to Artemis, Aurora and Boreal

Each of Pubco, Artemis, Aurora and Boreal acknowledge and agree that:

(a)	on November 21, 2007, Pubco issued 4,000,000 common shares of Pubco to Artemis, subject to the terms and conditions of the Escrow Agreement;

(b)	on or about July 26, 2007, Pubco paid $25,000 to each of Aurora and Boreal, for an aggregate payment of $50,000;

(c)	on or about November 30, 2007, Pubco paid $75,000 to each of Aurora and Boreal, for an aggregate payment of $150,000; and

(d)	on or about July 31, 2008, Pubco paid $225,000 to each of Aurora and Boreal, for an aggregate payment of $450,000.

3.            TRANSACTIONS BY ARTEMIS

3.1          Transactions by Artemis

(a)

Artemis acknowledges and agrees that Pubco issued 4,000,000 common shares of Pubco to Artemis pursuant to an exemption from the prospectus and registration requirements of the Securities Act, that the share certificates representing the 4,000,000 common shares of Pubco are endorsed with a restrictive legend, and that such shares may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act and in each case in compliance with all applicable securities laws;

(b)

Artemis acknowledges and agrees that of the 4,000,000 common shares of Pubco issued to Artemis, 1,400,000 common shares of Pubco have been released from, and 2,600,000 common shares of Pubco are held in, escrow pursuant to the Escrow Agreement;

(c)

Artemis agrees to cancel the 2,600,000 common shares of Pubco held in escrow pursuant to the Escrow Agreement and shall provide Pubco and the Escrow Agent with all required documents and authorizations necessary to effect the cancellation of such shares;

(d)	Artemis represents and warrants that it owns 99.9% of the issued and outstanding shares of each of Aurora and Boreal free and clear of any and all encumbrances;

(e)

Artemis agrees to issue to Pubco warrants, or options, or such other instrument in accordance with applicable securities laws to enable Pubco, on terms and conditions to be mutually agreed upon by each of Pubco and Artemis, to purchase:

	(i)	27% of the issued and outstanding shares of Aurora for amounts previously advanced by Pubco to Aurora (the “First Aurora Warrant”);

	(ii)	30% of the issued and outstanding shares of Boreal for amounts previously advanced by Pubco to Boreal (the “First Boreal Warrant”);

(iii)	additional shares of Aurora in accordance with Section 6 hereof (the “ Additional Aurora Warrants ”); and

(iv)	additional shares of Boreal in accordance with Section 6 hereof (the “ Additional Boreal Warrants ”); and

(f)	except as contemplated by this Agreement, Artemis agrees not to:

(i)

effect any transfer, sale, assignment, exchange, gift, donation or other disposition of the shares of each of Aurora and Boreal owned by Artemis where possession, legal title, beneficial ownership or the economic risk or return associated with such shares passes directly or indirectly from one person to another or to the same person in a different legal capacity, whether or not for value, whether or not voluntary and however occurring (collectively referred to as a “Transfer”);

	(ii)	enter into any agreement, undertaking or commitment to effect a Transfer; or

	(iii)	grant:

A.

any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, encumbrance, lien (statutory or otherwise), hire purchase agreement, conditional sale agreement, deposit arrangement, title retention agreement or arrangement;

		B.	any trust arrangement;

		C.	any arrangement which creates a right of set-off out of the ordinary course of business;

		D.	any option, warrant, right or privilege capable of becoming a Transfer; or

		E.	any agreement to grant any such rights or interests,

in respect of any of the shares of each of Aurora and Boreal owned by Artemis without the prior written consent of Pubco.

4.            ACKNOWLEDGEMENT AND REPAYMENT OF LOAN AMOUNTS

4.1          Aurora Loan Amounts

(a)	Aurora acknowledges and agrees that each of Pubco and Artemis have lent to Aurora and Aurora is indebted to each of Pubco and Artemis in the following amounts:

(i)	Aurora is indebted to Pubco, as of the date of this Agreement, in the amount of $335,000; and

(ii)	Aurora is indebted to Artemis, as of the date of this Agreement, in the amount of $221,126;

(b)

Aurora agrees to issue a five year note bearing 5% simple interest, in a form to be mutually agreed upon by Pubco and Aurora, to Pubco in the amount of $335,000 representing all previous payments made by Pubco to Aurora up to the date of this Agreement;

(c)

Aurora further agrees to issue a five year note bearing 5% simple interest, in a form to be mutually agreed upon by Pubco and Aurora, upon and as a condition to any payment by Pubco to Aurora, to Pubco in an amount equal to any payment made by Pubco to Aurora pursuant to this Agreement; and

(d)	If at any time after the date of this Agreement there occurs:

	(i)	a sale, consolidation, amalgamation or merger of Aurora with or into any other body corporate, or plan of arrangement involving Aurora; or

	(ii)	the transfer of the undertaking or assets of Aurora as an entirety or substantially as an entirety to another corporation or entity,

which results in Aurora receiving cash proceeds, then Aurora agrees to repay Pubco and Artemis for all outstanding amounts owing at such time as follows:

A.	Aurora will repay each of Pubco and Artemis equal payments until Pubco and Artemis each receive $221,126, plus accumulated interest; and

B.	upon repayment of the $221,126 plus accumulated interest to each of Pubco and Artemis, Aurora will repay to Pubco any amounts that Pubco has advanced to Aurora pursuant to this Agreement.

4.2          Boreal Loan Amounts

(a)	Boreal acknowledges and agrees that each of Pubco and Artemis have lent to Boreal and Boreal is indebted to each of Pubco and Artemis in the following amounts:

	(i)	Boreal is indebted to Pubco, as of the date of this Agreement, in the amount of $335,000; and

	(ii)	Boreal is indebted to Artemis, as of the date of this Agreement, in the amount of $193,041;

(b)

Boreal agrees to issue a five year note bearing 5% simple interest, in a form to be mutually agreed upon by Pubco and Boreal, to Pubco in the amount of $335,000 representing all previous payments made by Pubco to Boreal up to the date of this Agreement;

(c)

Boreal further agrees to issue a five year note bearing 5% simple interest, in a form to be mutually agreed upon by Pubco and Boreal, upon and as a condition to any payment by Pubco to Boreal, to Pubco in an amount equal to any payment made by Pubco to Boreal pursuant to this Agreement; and

(d)	If at any time after the date of this Agreement there occurs:

	(i)	a sale, consolidation, amalgamation or merger of Boreal with or into any other body corporate, or plan of arrangement involving Boreal; or

	(ii)	the transfer of the undertaking or assets of Boreal as an entirety or substantially as an entirety to another corporation or entity,

which results in Boreal receiving cash proceeds, then Boreal agrees to repay Pubco and Artemis for all outstanding amounts owing at such time as follows:

A.	Boreal will repay each of Pubco and Artemis equal payments until Pubco and Artemis each receive $193,041, plus accumulated interest; and

B.	upon repayment of the $193,041 plus accumulated interest to each of Pubco and Artemis, Boreal will repay to Pubco any amounts that Pubco has advanced to Boreal pursuant to this Agreement.

5.            OFFER, RIGHT TO PURCHASE AND ISSUANCE OF SHARES

5.1          Offer and Right to Purchase

Subject to the terms and conditions of this Agreement, Artemis hereby covenants and agrees to issue to Pubco the First Aurora Warrants, the First Boreal Warrants, the Additional Aurora Warrants and the Additional Boreal Warrants (collectively, the “Warrants”).

5.2          Consideration

As consideration for the right to receive the Warrants from Artemis, Pubco has agreed to issue the Pubco Warrants, in the form attached hereto as Schedule 7. Artemis acknowledges and agrees that the Pubco Warrants will be issued, pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, Artemis agrees to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Pubco Warrants issued to Artemis will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Pubco Warrants will be issued to Artemis pursuant to an exemption from the registration requirements of the Securities Act:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

5.3          Documents Required from Pantera

In connection with and as a condition to the issuance of the Pubco Warrants, Artemis must complete and provide Pubco a Certificate of Non-U.S. Shareholder (the “Certificate”), a copy of which is set out in Schedule 1.

5.4          Restricted Securities

Artemis acknowledges that the Pubco Warrants will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

6.            RIGHT TO PURCHASE

6.1          Right to Purchase

Artemis shall issue to Pubco the Additional Aurora Warrants and the Additional Boreal Warrants, as applicable, as follows:

(a)	Artemis shall issue to Pubco:

(i)

Additional Aurora Warrants, which shall entitle Pubco to purchase 38% of the issued and outstanding shares of Aurora upon Pubco making a payment of $500,000 to Aurora on or before April 30, 2009 (“Aurora Investment Three”), and

(ii)

Additional Boreal Warrants, which shall entitle Pubco to purchase 35% of the issued and outstanding shares of Boreal upon Pubco making a payment of $500,000 to Boreal, on or before April 30, 2009 (“Boreal Investment Three”); and

(b)	Subject to the completion of:

(i)

Aurora Investment Three, Artemis shall issue to Pubco Additional Aurora Warrants, which shall entitle Pubco to purchase an additional 20% of the issued and outstanding shares of Aurora upon Pubco making a payment of $1,500,000 to Aurora, on or before January 10, 2010 (“Aurora Investment Four”), and

(ii)

Boreal Investment Three, Artemis shall issue to Pubco Additional Boreal Warrants, which shall entitle Pubco to purchase an additional 20% of the issued and outstanding shares of Boreal upon Pubco making a payment of $1,500,000 to Boreal, on or before January 10, 2010 (“Boreal Investment Four”).

6.1A      Adjustment to Purchase

(a)

Subject to Section 3.1, in the event that Pubco makes less than the stated investment amount to complete any of Aurora Investment Three or Aurora Investment Four, the percentage of the issued and outstanding shares of Aurora to be purchased by the Additional Aurora Warrants will be adjusted as follows:

A = (B/C) x D

where:

A	the percentage of the issued and outstanding shares of Aurora to be purchased by the Additional Aurora Warrants;

B	amount of payment made by Pubco to Aurora;

C	stated investment amount as specified in each of Sections 6.1(a)(i) and (b)(i), as applicable; and

D

the percentage of the issued and outstanding shares of Aurora to be purchased by the Additional Aurora Warrants that Pubco would be entitled to purchase if Pubco paid the entire investment amount as specified in each of Sections 6.1(a)(i) and (b)(i), as applicable.

(b)

Subject to Section 6.1, in the event that Pubco makes less than the stated investment amount to complete any of Boreal Investment Three or Boreal Investment Four, the percentage of the issued and outstanding shares of Boreal to be purchased by the Additional Boreal Warrants will be adjusted as follows:

A = (B/C) x D

where:

A	the percentage of the issued and outstanding shares of Boreal to be purchased by the Additional Boreal Warrants;

B	amount of payment made by Pubco to Boreal;

C	stated investment amount as specified in each of Sections 6.1(a)(ii) and (b)(ii), as applicable; and

D

the percentage of the issued and outstanding shares of Boreal to be purchased by the Additional Boreal Warrants; that Pubco would be entitled to receive had Pubco paid the entire investment amount as specified in each of Sections 6.1(a)(ii) and (b)(ii), as applicable.

6.1B      Warrants Issued to Artemis

(a)

Upon completion of Aurora Investment Three and Boreal Investment Three, Pubco agrees to issue to Artemis Pubco Warrants to purchase 1,200,000 common shares of Pubco, which Pubco Warrants will be exercisable for a period of 5 years at a price of $0.27 per share; and

(b)

Upon completion of Aurora Investment Four and Boreal Investment Four, Pubco agrees to issue to Artemis Pubco Warrants to purchase 1,400,000 common shares of Pubco, which Pubco Warrants will be exercisable for a period of 5 years at a price of $0.27 per share.

7.           NO ISSUANCE OF SECURITIES BY AURORA OR BOREAL

7.1         No Issuance of Securities by Aurora and Boreal

Each of Artemis, Aurora and Boreal agree that, until this Agreement is terminated, neither Aurora nor Boreal will issue, sell, offer to issue or sell, or enter into any agreements to issue or sell any of their respective capital stock (including any warrants, options or other rights to purchase shares of Aurora or Boreal, as applicable).

8.           USE OF FUNDS BY AURORA AND BOREAL

Each of Artemis, Aurora and Boreal covenant and agree that Aurora and Boreal will use any and all funds paid by Pubco to each of Aurora and Boreal, respectively, previously or in connection with this Agreement exclusively towards the exploration and development of the concessions held by each of Aurora and Boreal as set forth on Schedule 5 and Schedule 6, respectively, and that Aurora and Boreal will not use or otherwise transfer such funds for any other purpose, including the payment of existing debt, management fees, intercompany loans, dividends or any other distributions to the shareholders of each of Aurora or Boreal, respectively.

In addition, each of Pubco, Artemis, Aurora and Boreal covenant and agree that:

(a)	Aurora will:

	(i)	consult and work together with Pubco to plan and execute any exploration and development activities conducted by Aurora,

	(ii)	provide Pubco with annualized budgets, which annualized budgets will provide cost projections on a monthly basis, and

(iii)

not incur costs in excess of $5,000 for any transaction, or series of transactions, to any particular party, or parties, acting jointly or in concert with one another, without the prior written consent of either Pubco or Artemis; and

(b)	Boreal will:

	(i)	consult and work together with Pubco to plan and execute any exploration and development activities conducted by Boreal;

	(ii)	provide Pubco with annualized budgets, which annualized budgets will provide cost projections on a monthly basis, and

(iii)

not incur costs in excess of $5,000 for any transaction, or series of transactions, to any particular party, or parties, acting jointly or in concert with one another, without the prior written consent of either Pubco or Artemis.

9.           reserved.

10.         REPRESENTATIONS AND WARRANTIES OF ARTEMIS, AURORA AND BOREAL

10.1       Representations and Warranties of Artemis

Artemis represents and warrants to Pubco, and acknowledges that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

(a)	Artemis is a corporation duly organized, validly existing and in good standing under the laws of England;

(b)

Artemis has all requisite corporate power and authority to execute and deliver this Agreement and any other document(s) contemplated by this Agreement (collectively, the “Artemis Documents”) to be signed by Artemis and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Artemis Documents by Artemis and the consummation of the transactions contemplated hereby have been duly authorized by Artemis’ board of directors. No other corporate or shareholder proceedings on the part of Artemis is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Artemis Documents when executed and delivered by Artemis as contemplated by this Agreement will be, duly executed and delivered by Artemis and this Agreement is, and the other Artemis Documents when executed and delivered by Artemis as contemplated hereby will be, valid and binding obligations of Artemis enforceable in accordance with their respective terms except:

	(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally,

	(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and

	(iii)	as limited by public policy;

(c)	neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will:

	(i)	violate any agreement, written or oral, to which Artemis or any of its subsidiaries may be a party or by which Artemis or any of its subsidiaries may be bound,

	(ii)	violate any provision of the Constitution, Articles of Association or any other constating documents of Artemis, any of its subsidiaries or any applicable laws, or

(iii)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Artemis, any of its subsidiaries or any of their respective material property or assets;

(d)

Artemis is the registered and beneficial owner, free and clear of all liens, charges and encumbrances of any kind whatsoever, of 99.9% of the issued and outstanding securities of each of Aurora and Boreal;

(e)

there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among Artemis or any other person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the shares of each of Aurora and Boreal;

(f)	Artemis has the power and capacity and good and sufficient right and authority to transfer the legal and beneficial title and ownership of the shares of each of Aurora and Boreal to the Purchaser; and

(g)	no person, firm, corporation or entity of any kind has or will have any agreement, right or option of any kind whatsoever to acquire any of the shares of each of Aurora and Boreal.

10.2       Representations and Warranties of Artemis and Aurora

Artemis and Aurora, jointly and severally, represent and warrant to Pubco, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

(a)

Aurora is a corporation duly organized, validly existing and in good standing under the laws of Paraguay and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Aurora is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Aurora owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Aurora taken as a whole;

(b)

Aurora has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Aurora Documents”) to be signed by Aurora and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Aurora Documents by Aurora and the consummation of the transactions contemplated hereby have been duly authorized by Aurora’s board of directors. No other corporate or shareholder proceedings on the part of Aurora is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Aurora Documents when executed and delivered by Aurora as contemplated by this Agreement will be, duly executed and delivered by Aurora and this Agreement is, and the other Aurora Documents when executed and delivered by Aurora as contemplated hereby will be, valid and binding obligations of Aurora enforceable in accordance with their respective terms except:

	(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally,

	(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and

(iii)	as limited by public policy;

(c)

the entire authorized capital stock and other equity securities of Aurora consists of 200,000,000 shares (the “Aurora Stock”). As of the date of this Agreement, there are 25,100,020 shares of Aurora Stock issued and outstanding. All of the issued and outstanding shares of Aurora Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Paraguay and its Constitution and Articles of Association. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Aurora to issue any additional shares of Aurora Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Aurora any common shares of Aurora Stock. There are no agreements purporting to restrict the transfer of the Aurora Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Aurora Stock;

(d)	as of the Effective Date, Artemis owns 99.9% of the issued and outstanding shares of Aurora Stock;

(e)

the corporate records of Aurora, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Aurora is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Aurora;

(f)	neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will:

(i)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Aurora or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Aurora or any of its subsidiaries, or any of their respective material property or assets,

(ii) violate any provision of the Constitution, Articles of Association or any other constating documents of Aurora, any of its subsidiaries or any applicable laws, or

(iii)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Aurora, any of its subsidiaries or any of their respective material property or assets;

(g)

to the best knowledge of Aurora, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Aurora, or which involves any of the business, or the properties or assets of Aurora that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Aurora taken as a whole (a “Aurora Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Aurora Material Adverse Effect;

(h)	compliance:

(i)

to the best knowledge of Aurora, Aurora is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Aurora,

(ii)

to the best knowledge of Aurora, Aurora is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Aurora Material Adverse Effect,

(iii)

each of Aurora has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Aurora, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby, and

(iv)

each of Aurora has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Aurora has not received any notice of any violation thereof, nor is Aurora aware of any valid basis therefore;

(i)

no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Aurora of the transactions contemplated by this Agreement or to enable Aurora to continue to conduct its business in a manner which is consistent with that in which the business is presently conducted;

(j)	Aurora does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations;

(k)

Aurora possesses, and has good and marketable title of all property necessary for the continued operation of the business of Aurora as presently conducted and as represented to Pubco. All such property is used in the business of Aurora. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Aurora is owned by Aurora free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 3;

(l)

the assets owned by Aurora are insured under various policies consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Aurora, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full;

(m)

each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Aurora is a party or is bound, as set out in Schedule 3, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Aurora pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Effective Date. Aurora has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto;

(n)

Schedule 5 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Aurora is a party (each, a “Contract”). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Aurora under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Aurora. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract;

(o)	Aurora is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation; and

(p)

No representation or warranty by Aurora in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

10.3       Representations and Warranties of Artemis and Boreal

Artemis and Boreal, jointly and severally, represent and warrant to Pubco, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

(a)

Boreal is a corporation duly organized, validly existing and in good standing under the laws of Paraguay and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Boreal is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Boreal owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Boreal taken as a whole;

(b)

Boreal has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Boreal Documents”) to be signed by Boreal and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Boreal Documents by Boreal and the consummation of the transactions contemplated hereby have been duly authorized by Boreal’s board of directors. No other corporate or shareholder proceedings on the part of Boreal is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Boreal Documents when executed and delivered by Boreal as contemplated by this Agreement will be, duly executed and delivered by Boreal and this Agreement is, and the other Boreal Documents when executed and delivered by Boreal as contemplated hereby will be, valid and binding obligations of Boreal enforceable in accordance with their respective terms except:

	(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally,

	(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and

	(iii)	as limited by public policy;

(c)

the entire authorized capital stock and other equity securities of Boreal consists of 200,000,000 shares (the “Boreal Stock”). As of the date of this Agreement, there are 25,100,020 shares of Boreal Stock issued and outstanding. All of the issued and outstanding shares of Boreal Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Paraguay and its Constitution and Articles of Association. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Boreal to issue any additional shares of Boreal Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Boreal any common shares of Boreal Stock. There are no agreements purporting to restrict the transfer of the Boreal Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Boreal Stock;

(d)	as of the Effective Date, Artemis owns 99.9% of the issued and outstanding shares of Boreal Stock;

(e)

the corporate records of Boreal, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Boreal is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Boreal;

(f)	neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will:

(i)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Boreal or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Boreal or any of its subsidiaries, or any of their respective material property or assets,

	(ii)	violate any provision of the Constitution, Articles of Association or any other constating documents of Boreal, any of its subsidiaries or any applicable laws, or

	(iii)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Boreal,

any of its subsidiaries or any of their respective material property or assets;

(g)

to the best knowledge of Boreal, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Boreal, or which involves any of the business, or the properties or assets of Boreal that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Boreal taken as a whole (a “Boreal Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Boreal Material Adverse Effect;

(h)	compliance:

(i)

to the best knowledge of Boreal, Boreal is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Boreal,

(ii)

to the best knowledge of Boreal, Boreal is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Boreal Material Adverse Effect,

(iii)

each of Boreal has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Boreal, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby, and

(iv)

each of Boreal has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Boreal has not received any notice of any violation thereof, nor is Boreal aware of any valid basis therefore;

(i)

no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Boreal of the transactions contemplated by this Agreement or to enable Boreal to continue to conduct its business in a manner which is consistent with that in which the business is presently conducted;

(j)	Boreal does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations;

(k)

Boreal possesses, and has good and marketable title of all property necessary for the continued operation of the business of Boreal as presently conducted and as represented to Pubco. All such property is used in the business of Boreal. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Boreal is owned by Boreal free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 4;

(l)

the assets owned by Boreal are insured under various policies consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Boreal, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full;

(m)

each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Boreal is a party or is bound, as set out in Schedule 4, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Boreal pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Effective Date. Boreal has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto;

(n)

Schedule 6 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Boreal is a party (each, a “Contract”). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Boreal under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Boreal. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract;

(o)	Boreal is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation; and

(p)

no representation or warranty by Boreal in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

11.         REPRESENTATION AND WARRANTIES OF PUBCO

11.1       Representation and Warranties of Pubco

Pubco represents and warrants to Artemis and acknowledges that Artemis is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Artemis, as follows:

(a)	Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada;

(b)

Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Pubco Documents”) to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

	(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally,

	(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and

	(iii)	as limited by public policy;

(c)

the entire authorized capital stock and other equity securities of Pubco consists of 1,200,000,000 shares of common stock with a par value of $0.001 (the “Pubco Common Stock”). As of the date of this Agreement, there are 94,045,655 shares of Pubco Common Stock issued and outstanding;

(d)	neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will:

	(i)	violate any agreement, written or oral, to which Pubco or any of its subsidiaries may be a party or by which Pubco or any of its subsidiaries may be bound,

	(ii)	violate any provision of the applicable incorporation or charter documents of Pubco, or

	(iii)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets; and

(e)

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the transactions contemplated by this Agreement.

12.         CONFIDENTIALITY

12.1       Confidentiality Obligations

Each party hereto (the “Disclosing Party”) agrees to provide such information as each may reasonably request (“Information”) of any other party to this Agreement (the “Receiving Party”), subject to the following terms and conditions:

(a)

hold such Information, and ensure that it is held by its affiliates, in strictest confidence and will, and will ensure that its affiliates will, take all reasonable precautions to protect such Information from unauthorised access by third parties;

(b)

ensure that such Information will not be duplicated (except as absolutely necessary for the purposes of the transactions contemplated hereby) and will operate procedures to prevent any unauthorised copying or distribution of such Information;

(c)	ensure that disclosure of such Information is restricted solely to those affiliates of the Receiving Party who need to know the Information for the purposes hereof;

(d)	ensure that prior to the disclosure of such Information to any of its affiliates they are informed of the confidential nature of such Information;

(e)	ensure that its affiliates comply with the terms of this Agreement with respect to such Information as if they were individually named in this agreement as the Receiving Party; and

(f)	use such Information, and ensure that it is used by its affiliates, only for the purposes of consummating the transactions contemplated hereby and in particular will ensure that the Information is not used in any way that is directly or indirectly detrimental to the Disclosing Party or any of its affiliates or so as to compete with or procure any commercial advantage over the Disclosing Party or any of its affiliates;

Notwithstanding the foregoing, nothing herein shall prevent the copying of Information held on a computer system, word processor or other device capable of containing Information where such copying occurs in the usual course of back-ups or archiving of that computer system, word processor or other device capable of containing Information or which is otherwise not readily and reasonably retrievable (the “Irretrievable Computer Copies”); provided, that, all such Information and copies of it shall remain the sole property of the Disclosing Party or its Related Party which disclosed it or on whose behalf it was disclosed.

12.2       Exclusions to Confidentiality Obligations

The Information shall not include any information which:

(a)	was previously known to the Receiving Party or any of its affiliates (without, to its knowledge, the breach by any person of any obligation of confidentiality);

(b)	is or becomes publicly available (other than as a result of a breach of the terms of this Agreement);

(c)	is independently developed or acquired by the Receiving Party or any of its affiliates (without, to its knowledge, the breach by any person of any obligation of confidentiality);

(d)

is trivial or obvious or otherwise clearly of a non-confidential nature (but, for the avoidance of doubt, no Information shall be deemed to fall within this paragraph (d) if it is marked as confidential by the Disclosing Party or any of its affiliates or if it shall be clearly identified at the time of disclosure as confidential);

(e)	the Receiving Party may make a particular disclosure of Information if that disclosure is approved by the Disclosing Party in writing prior to its disclosure; and

(f)

the Receiving Party shall not be liable for disclosure of Information to the extent it is required by law or by any regulatory authority or the rules of any stock exchange to which the Receiving Party or any of its affiliates is subject, provided however that the Receiving Party shall, if it is reasonably able to do so, give notice first to the Disclosing Party and co-operate with the Disclosing Party, so far as it is reasonably able to do so, so that an order protecting or safeguarding such Information, if appropriate or possible, may be sought by the Disclosing Party or any of its affiliates.

Neither anything contained in this Agreement nor the disclosure of Information shall be construed as:

(g)	granting or conferring any rights, express or implied by licence or otherwise, in or under any Information or other rights owned or controlled by a party or any of its affiliates;

(h)	creating any requirement to provide any particular Information;

(i)	constituting a waiver of privilege or any other rights that the Disclosing Party or its affiliates may have in the Information;

(j)	creating warranties or representations of any kind in respect of the Information;

(k)	creating obligations of any kind not expressly set out in this agreement; or

(l)	restricting a party or its affiliates from using, disclosing, or disseminating its own proprietary or confidential information in any way.

12.3       Documents

(a)

Upon the Disclosing Party’s written request, the Receiving Party shall, and shall ensure that its affiliates shall, immediately cease all use of the Information and shall, within 14 days after such request, return to the Disclosing Party or destroy or permanently erase all the Information (including all copies) in the possession or under the control of the Receiving Party or any of its affiliates and the Receiving Party shall no later than the expiry of such period of 14 days certify to the Disclosing Party (such certificate to be signed by a director of the Receiving Party) that all such Information has been so returned, destroyed or permanently erased.

(b)

Section 11.3 shall not apply to Irretrievable Computer Copies or to the extent that the Receiving Party or any of its affiliates to whom the Information has been provided is required to retain any such Information by any applicable law, rule or regulation or by any competent judicial, governmental, supervisory or regulatory body.

13.         GENERAL

13.1       Entire Agreement

This Agreement supersedes any prior oral or written understandings and agreements, and constitutes the entire agreement between the parties, with respect to its subject matter.

13.2       Amendment

No modification, amendment or waiver of any provision of this Agreement shall be effective unless recorded in writing and signed by each of the affected parties hereto.

13.3       Governing Law

This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Texas. The parties hereby attorn to the exclusive jurisdiction of the Courts in the State of Texas.

13.4       No Waiver

Any failure by any party in exercising any right, power or privilege under this Agreement shall not constitute a waiver, nor shall any single or partial exercise preclude any further exercise of any such right, power or privilege.

13.5       Rights and Remedies

The express rights and remedies provided in this Agreement do not exclude any other rights or remedies provided by law, except to the extent that the rights and remedies of a party are expressly excluded or restricted by the terms of this Agreement.

13.6       Severability

If any undertaking or other provision in this Agreement shall be held to be illegal or unenforceable in whole or in part, such undertaking or other provision or part shall to that extent be deemed not to form part of this agreement but the enforceability of the remainder of this agreement shall not be affected.

13.7       No Assignment

This Agreement may not be assigned by any party without the prior written consent of each of the other parties.

13.8      Notices

Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a party to any other party hereto shall be in writing and may be given by delivering same or sending same by facsimile transmission or by delivery addressed to the party to which the notice is to be given at its address for service herein. Any notice, consent, waiver, direction or other communication aforesaid will, if delivered, be deemed to have been given and received on the date on which it was delivered to the address provided herein (if a Business Day, if not, the next succeeding Business Day) and if sent by facsimile transmission be deemed to have been given and received at the time of receipt unless actually received after 5:00 p.m. (PST) at the point of delivery, in which case it shall be deemed to have been given and received on the next Business Day.

The address for service of each of the parties hereto shall be as follows:

(a)	if to Pubco:

Pantera Petroleum Inc.
111 Congress Avenue, Suite 400
Austin, Texas 78701
Attention: Chris Metcalf, President Fax No.: (512) 391-3869

with a copy to:

Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver, BC V6C 3H1 Attention: Virgil Hlus Fax No.: (604) 687-6314

(b)	if to Artemis:

15 Poland Street
London, England W1F 8QE

Attention: Max Patel, Director Fax No.: 44 20 7440 1821

(c)	if to Aurora and Boreal, with a copy to Artemis:

1430 Charles de Gaulle Villa Mora 1885 Asuncion Paraguay Attention: George Botha Fax No.: 595 21 605 718

13.9      Execution in Counterparts

This Agreement may be executed in identical counterparts, each of which is and is hereby conclusively deemed to be an original and the counterparts collectively are to be conclusively deemed to be one instrument and receipt of a facsimile or electronic mail version of an executed signature page by a party shall constitute satisfactory evidence of execution of this Agreement by such party.

13.10 Schedules and Exhibits

The schedules and exhibits are attached to this Agreement and are incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date above first written.

PANTERA PETROLEUM INC.		ARTEMIS ENERGY PLC

Per:	/s/ Chris Metcalf	Per:	/s/ Rohan Courtney
	Name: Chris Metcalf		Name: Rohan Courtney
	Title: President and Director		Title: Chairman

AURORA PETROLEOS SA		BOREAL PETROLEOS SA

Per:	/s/ J. Botha	Per:	/s/ J. Botha
	Name: Jacob Jan Hendrik Botha		Name: Jacob Jan Hendrik Botha
	Title: Director		Title: Director

SCHEDULE 1

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)
AMONG PANTERA PETROLEUM INC., ARTEMIS ENERGY PLC, AURORA
PETROLEOS SA AND BOREAL PETROLEOS SA

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of the common share purchase warrants (the "Pubco Warrants") to purchase common shares of Pantera Petroleum Inc. ("Pubco"), a Nevada corporation, to Artemis Energy PLC pursuant to that certain Amended and Restated Share Purchase Agreement dated ___________________, 2008 (the "Agreement"), among Pubco, Artemis, Aurora Petroleos SA and Boreal Petroleos SA, Artemis hereby agrees, acknowledges, represents and warrants that:

          1.      Artemis is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

          2.      none of the Pubco Warrants or the common shares of Pubco underlying the Pubco Warrants have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act;

          3.      Artemis understands and agrees that offers and sales of any of the Pubco Warrants prior to the expiration of the period specified under Regulation S after the date of original issuance of the Pubco Warrants (such period hereinafter referred to as the Distribution Compliance Period) shall only be made in compliance with the safe harbor provisions set forth in Regulation 5, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

          4.      Artemis understands and agrees not to engage in any hedging transactions involving any of the Pubco Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

          5.      Artemis is acquiring the Pubco Warrants for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Warrants in the United States or to U.S. Persons;

          6.      Artemis has not acquired the Pubco Warrants as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act)

in the United States in respect of the Pubco Warrants which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Warrants; provided, however, that Artemis may sell or otherwise dispose of the Pubco Warrants pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

          7.      the statutory and regulatory basis for the exemption claimed for the issuance of the Pubco Warrants, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

          8.      Artemis has not undertaken, and will have no obligation, to register any of the Pubco Warrants or the common shares of Pubco underlying the Pubco Warrants under the U.S. Securities Act;

          9.      Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of Artemis contained in the Agreement and this Certificate, and Artemis will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by Artemis not being true and correct;

          10.      Artemis has been advised to consult its own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Warrants and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

          11.      none of the Pubco Warrants is listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Warrants will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

          12.      Artemis is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Warrants as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Warrants;

          13.      neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Warrants;

          14.      the Pubco Warrants are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

          15.      Artemis acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Warrants not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

          16.      Artemis understands and agrees that the Pubco Warrants will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

          17.      the address of Artemis included herein is the sole address of Artemis as of the date of this certificate.

IN WITNESS WHEREOF, Artemis has executed this Certificate of Non-U.S. Shareholder.

ARTEMIS ENERGY PLC

Per:		Date: ________________________________________, 2008
Name:	Rohan Courtney
Title:	Chairman

SCHEDULE 2

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)
AMONG PANTERA PETROLEUM INC., ARTEMIS ENERGY PLC, AURORA
PETROLEOS SA AND BOREAL PETROLEOS SA

WIRING INSTRUCTIONS FOR AURORA AND BOREAL

Via:	Wachovia National Bank, NY
56A - PNBPUS3NNYC
Account:	57A-//2000192000712
To:	Interbanco S.A. Paraguay
Swift	UBBRPYPX
Account:	59 Aurora Petroleos SA
Account No:	5000691/5

Via:	Wachovia National Bank, NY
56A - PNBPUS3NNYC
Account:	57A-//2000192000712
To:	Interbanco S.A. Paraguay
Swift	UBBRPYPX
Account:	59 Boreal Petroleos SA
Account No:	5000692/2

SCHEDULE 3

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)
AMONG PANTERA PETROLEUM INC., ARTEMIS ENERGY PLC, AURORA
PETROLEOS SA AND BOREAL PETROLEOS SA

AURORA LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,
TAXES AND OTHER PROPERTY INTERESTS

Concession Contract between Government of the Republic of Paraguay and Aurora Petroleum S.A., for the exploration and exploitation of hydrocarbons in the area located in the Western Region of the Republic, identified as Tora, Tagua and Cerro Cabrera blocks

Aurora Concession Law Nº 3551

The Hydrocarbon Law 779/95

Decree Nº 6597/05

SCHEDULE 4

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)
AMONG PANTERA PETROLEUM INC., ARTEMIS ENERGY PLC, AURORA
PETROLEOS SA AND BOREAL PETROLEOS SA

BOREAL LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,
TAXES AND OTHER PROPERTY INTERESTS

Concession Contract between Government of the Republic of Paraguay and Boreal Petroleos S.A. for the exploration and exploitation of hydrocarbons in an area, located in the Western Region of the Republic, identified as Pantera and Bahia Negra blocks

Boreal Concession Law Nº 3478

The Hydrocarbon Law 779/95

Decree Nº 6597/05

SCHEDULE 5

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)
AMONG PANTERA PETROLEUM INC., ARTEMIS ENERGY PLC, AURORA
PETROLEOS SA AND BOREAL PETROLEOS SA

AURORA MATERIAL CONTRACTS

Concession Contract between Government of the Republic of Paraguay and Aurora Petroleum S.A., for the exploration and exploitation of hydrocarbons in the area located in the Western Region of the Republic, identified as Tora, Tagua and Cerro Cabrera blocks

Consulting Agreement between Aurora Petroleos S.A. and Angel Javier Facetti for the application of an Environment Management Plan.

SCHEDULE 6

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)
AMONG PANTERA PETROLEUM INC., ARTEMIS ENERGY PLC, AURORA
PETROLEOS SA AND BOREAL PETROLEOS SA

BOREAL MATERIAL CONTRACTS

Concession Contract between Government of the Republic of Paraguay and Boreal Petroleos S.A. for the exploration and exploitation of hydrocarbons in an area, located in the Western Region of the Republic, identified as Pantera and Bahia Negra blocks

Consulting Agreement between Aurora Petroleos S.A. and Angel Javier Facetti for the application of an Environment Management Plan.

SCHEDULE 7

TO THE SHARE PURCHASE AGREEMENT (THE “AGREEMENT”)
AMONG PANTERA PETROLEUM INC., ARTEMIS ENERGY PLC, AURORA
PETROLEOS SA AND BOREAL PETROLEOS SA

FORM OF PUBCO WARRANT